CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is made as of October 1, 1996 (this "Agreement"), by and among THE DESIGNS/OLS PARTNERSHIP, a partnership having its principal place of business at 66 B Street, Needham, Massachusetts 02194 (the "Partnership"), DESIGNS, INC. a Delaware corporation having its principal place of business at 66 B Street, Needham, Massachusetts 02194 ("Designs") and LEVI'S ONLY STORES, INC., a Delaware corporation having its principal place of business at 116 East Chestnut Street, Columbus, Ohio 43215 ("LOS"; LOS and Designs being hereinafter sometimes referred to collectively as the "Lenders"), and Designs as agent for the Lenders (in such capacity, the "Agent").

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership, the Lenders and the Agent hereby agree as follows:

                                   ARTICLE 1
                        DEFINITIONS AND RELATED MATTERS

          1.1 Definitions. The terms defined in the caption to this Agreement shall have the respective meanings set forth therein, and the following terms have the following respective meanings for the purposes of this Agreement:

          "Account" means any right of the Partnership to payment for goods sold or leased or for services rendered not evidenced by an instrument or chattel paper, whether or not it has been earned by performance.

          "Administrative Services Agreement" means that certain Administrative Services Agreement dated January 28, 1995 between Designs and the Partnership, as it may hereafter be amended or restated.

          "Affiliate" means, with respect to any Person, (i) any other Person that directly or indirectly through one or more intermediaries, controls such Person or (ii) any other Person which is controlled by or is under common control with such Person. As used in this definition, "control" means possession, directly or indirectly of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agency Agreement" means that certain Agency and Intercreditor Agreement of even date herewith among the Lenders, the Agent and the Partnership, as it may hereafter be amended or restated.

          "Authorized Person" means any person authorized to request Credit Advances on behalf of the Partnership by any resolution or other appropriate evidence of authority which has been furnished to the Agent and that is reasonably satisfactory to the Agent in form and substance. Initially, Authorized Persons shall be those persons listed on Schedule 1.1 hereto.

          "Business Day" means any day that is not a Saturday or Sunday, or a public holiday under the law of the United States of America or The Commonwealth of Massachusetts as applicable to a national banking association.

          "Capital Lease Obligations" means the obligations to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on the Partnership's balance sheet under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof,

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determined in accordance with GAAP (including such Statement No. 13).

          "Commitment" means, as to any Lender, the respective obligations of such Lender to make Credit Advances from time to time in an aggregate principal amount at any one time outstanding up to but not exceeding the amounts set forth below such Lender's name in the following table:

                          Designs               LOS                Total
                         Commitment          Commitment          Commitment

Credit Advances          $3,500,000          $1,500,000          $5,000,000

          "Credit Advance" has the meaning given that term in Section 2.1.

          "Credit Request" has the meaning given that term in Section 2.6.

          "Current Fiscal Year" means the fiscal year of the Partnership ending February 1, 1997.

          "Cut-Off Date" means the day immediately preceding the Termination
Date.

          "Default" means any Event of Default and any event that would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

          "Dollars" or "$" means United States Dollars.

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          "Eligible Investments" means any or all of the following:

               (a) marketable direct full faith and credit obligations of, or marketable obligations guaranteed by, the United States of America; provided that such securities, as a group, may not, on the date of determination, have a remaining weighted average maturity of more than five years;

               (b) marketable direct full faith and credit obligations of States of the United States or of political subdivisions or agencies; provided that such securities, as a group, may not, on the date of determination, have a remaining weighted average maturity of more than five years; and provided, further, that such obligations carry a rating of "A" or better by a Rating Service;

               (c) publicly issued bonds or debentures which have a remaining maturity at the time of purchase of no more than five years issued by a corporation (other than the Partnership or an Affiliate thereof), organized under the laws of a State of the United States or the District of Columbia; provided, that such obligations carry a rating of "A" or better by a Rating Service;

               (d) open market commercial paper of any corporation (other than the Partnership or an Affiliate thereof) incorporated under the laws of the United States of America or any State thereof or the District of Columbia rated not less than "P-2" or "A-2" or its equivalent by a Rating Service and maturing within 270 days after the date on which such commercial paper is purchased;

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               (e) certificates of deposit and bankers acceptances maturing within one year after the acquisition thereof issued by any commercial bank organized under the laws of the United States of America or of any political subdivision thereof the long term obligations of which are rated "A" or better by a Rating Service;

               (f) Eurodollar certificates of deposit maturing within one year after the acquisition thereof issued by any commercial bank having combined capital, surplus and undivided profits of at least $1 billion;

               (g) repurchase agreements, having terms of less than one year, for government obligations of the type described in (a) or (b) above, with a commercial bank or trust company meeting the requirements of clause (e) above;

               (h) publicly issued collateralized mortgage obligations which have a remaining maturity at the time of purchase of no more than five years; provided, that such obligations carry a rating of "A" or better by a Rating Service;

               (i) tax-exempt bonds or notes which have a remaining maturity at the time of purchase of no more than five years issued by any State of the United States or the District of Columbia, or any political subdivision thereof; provided, that such obligations carry a rating of "A" or better by a Rating Service; and

               (j) interests in any fund or other pooled "open-end" investment vehicle which (i) is a registered investment company under the Investment

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     Company Act of 1940, as amended and (ii) invests principally in obligations of any of the types described in clauses (a) through (i) above.

         "Event of Default" has the meaning given that term in Section 6.1.

          "GAAP" means generally accepted accounting principles consistently applied.

          "Guarantee" by any Person means any obligation of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person that would be classified as a liability on the balance sheet of such other Person in accordance with GAAP, and, without limiting the generality of the foregoing, any obligation, direct or indirect, of such other Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other liability (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other liability of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Indebtedness" means, with respect to the Partnership, all liabilities or obligations, contingent or otherwise, that, in accordance with GAAP, should be classified as liabilities, including, without limitation:

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                    (i)  all liabilities and obligations for borrowed money
     (whether by loan or by the issuance and sale of notes, bonds or other debt securities); or

                    (ii) all liabilities and obligations incurred for the deferred purchase price of property or services under any contract or commitment, whether or not in writing, and not subject to cancellation without penalty or other expense (except for trade indebtedness incurred in the ordinary course of business which is not connected with the borrowing of money); or

                   (iii) all liabilities and obligations secured by (or for which the creditor has an existing right, contingent or otherwise, to be secured by) any mortgage, pledge, security interest or other lien, charge or encumbrance upon or with respect to its property or assets (including, without limitation, Accounts), whether or not the Partnership has otherwise assumed or become liable for the payment of such liabilities or obligations; and

                    (iv) all Capital Lease Obligations.

          "Inventory" means inventory of the Partnership held for sale at retail under any trademark of (i) Levi Strauss and Co., Inc. or any other nationally recognized brand name acceptable to the Lenders, or (ii) the Partnership.

          "Investment" has the meaning given that term in Section 5.2(f).

          "Lien" means with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

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For purposes of this Agreement, the Partnership shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset. The purchase and sale rights under the governing documents for the Partnership shall not constitute a Lien.

          "Loan Documents" means this Agreement, the Notes and the Agency Agreement.

          "Next Fiscal Year" means the fiscal year of the Partnership commencing February 2, 1997.

          "Note" has the meaning given that term in Section 2.4.

          "Obligations" means any and all liabilities, obligations and undertakings of the Partnership to either Lender, of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, sole, joint or several, secured or unsecured, now existing or hereafter arising under this Agreement or under any other Loan Document.

          "Outstanding Credit Advances" means, as of any date, the unpaid aggregate principal amount of all Credit Advances on such date.

          "Participation Agreement" means that certain Participation Agreement among Designs JV Corp., Designs, Inc., LDJV Inc., LOS, Levi Strauss & Co. and Levi Strauss Associates Inc. dated as of January 28, 1995, as it may hereafter be amended or restated.

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          "Partnership Agreement" means that certain Partnership Agreement between LDJV Inc. and Designs JV Corp. dated as of January 28, 1995, as it may hereafter be amended or restated.

          "Person" means an individual, corporation, partnership, joint venture, trust or unincorporated organization, entity or enterprise, or a government or any agency or political subdivision thereof.

          "Post-Default Rate" means, in respect of any principal of any Credit Advance or any other amount payable by the Partnership under this Agreement which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of 2% per annum plus the Prime Rate.

          "Prime Rate" means the lower of (a) the annual rate of interest announced by BayBank, N.A. (or its successors) from time to time at its principal office as its "prime rate" (which may or may not be the lowest rate available from BayBank, N.A. at a given time), and (b) the prime rate or base rate on corporate loans at large United States money center commercial banks as published in The Wall Street Journal or, if publication of such rate shall be suspended or terminated, the annual rate of interest, determined daily and expressed as a percentage, from time to time announced by one of the five largest banking institutions having their principal office in New York, New York and selected by the Agent at the time such publication is suspended or terminated. Each change in the Prime Rate shall be effective for the purposes of this Agreement and the Notes on and as of the date such change becomes effective.

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          "Principal Office" means the office of the Agent identified in
Section 7.3.

          "Prior Fiscal Year" means the fiscal year of the Partnership ended February 3, 1996.

          "Rating Service" means either or both of Moody's Investors Service, Inc. or Standard & Poor's Corporation.

          "Relevant Asset" has the meaning given that term in Section 5.2(e)

          "Restricted Payment" means, with respect to the Partnership, any distribution to its partners, whether of cash or other property, other than cash distributions pursuant to Subsection 9.3(b) of the Partnership Agreement intended to enable the partners of the Partnership and their Affiliates to pay certain taxes.

          "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

          "Termination Date" has the meaning given that term in Section 2.2(a).

          1.2 Interpretation. (a) words of the masculine gender include correlative words of the feminine and neuter genders.

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          (b)  Unless the context shall otherwise indicate, words importing the singular include the plural and vice versa.

          (c) Articles and Sections referred to by number mean the corresponding Articles and Sections of this Agreement. References to Schedules and Exhibits are to the Schedules and Exhibits hereto.

          (d) The terms "hereby", "hereof", "hereto", "herein", "hereunder" and any similar terms as used in this Agreement, refer to this Agreement as a whole unless otherwise expressly stated.

          (e) The table of contents and the headings of Articles and Sections are for convenience of reference only and do not limit, define or otherwise affect the scope or content of any provision hereof.

          1.3  Accounting Terms and Determinations.

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP; provided that if any change in GAAP in itself materially affects the calculation of any financial covenant in this Agreement, the Partnership may by notice to each Lender, or any Lender may by notice to the Partnership, require that such covenant thereafter be calculated in accordance with GAAP as in effect, and applied by the Partnership, immediately before such change in GAAP occurs. If such notice is given, the compliance certificates delivered pursuant to Schedule 5.3, if any, after such change occurs shall be accompanied by reconciliations of the

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difference between the calculation set forth therein and a calculation made in accordance with GAAP as in effect from time to time after such change occurs.

                                   ARTICLE 2
                           CREDIT ADVANCES; THE AGENT

          2.1 The Credit Advances. Each Lender severally agrees, on the terms of this Agreement, to make advances ("Credit Advances") from time to time from the date hereof to and including the Cut-Off Date, in the respective aggregate principal amounts at any one time outstanding not to exceed its Commitment.

          2.2 Termination of Commitments. The Commitments shall terminate on September 30, 1997 (the "Termination Date") unless earlier terminated pursuant to the provisions of this Agreement.

          2.3 Mutual Obligations. The failure of any Lender to make any Credit Advance to be made by it on the date specified therefor shall relieve the other Lender of its obligation to make its Credit Advance on such date, but no Lender shall be responsible for such failure of the other Lender.

          2.4 Notes. The Credit Advances made by each Lender shall be evidenced by a single revolving credit note of the Partnership (each a "Note", and collectively, the "Notes") in substantially the form of Exhibit A hereto (and otherwise duly completed) payable to the order of such Lender in a principal amount equal to such Lender's Commitment. The Partnership shall deliver the Notes to the Lenders as provided in Section 3.1. All Credit Advances, repayments thereof, and payments of interest shall be recorded by each Lender in its books and records kept by it in the normal course of its

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business, and such books and records shall be conclusive as to the matters stated therein in the absence of manifest error.

          2.5 Use of Proceeds. The proceeds of the Credit Advances shall be used by the Partnership to cover seasonal inventory purchases and for no other purpose. In no event shall the proceeds of any Credit Advance be used for any capital expenditures.

          2.6 Borrowings. The Partnership shall give the Agent notice of each borrowing to be made hereunder by a written request (a "Credit Request") to the Agent in accordance with Section 2.14 hereof. The Agent shall inform each of the Lenders of its receipt of a Credit Request. Promptly thereafter, each of the Lenders shall give the Agent notice of a date (not more than five (5) Business Days after the date of the Partnership's Credit Request) on which such Lender shall make available the amount of the Credit Advance to be made by it, and the Agent shall advise the Partnership of the date on which such amounts will be available from both Lenders. Each Credit Request shall be signed by two Authorized Persons, one of which shall be General Manager of the Partnership, and shall be in the form of Exhibit B. Not later than 11:30 A.M. Boston time on the date so specified by the Agent for each such Credit Advance, subject to Section 5.1(h), each Lender shall make available the amount of the Credit Advance to be made by it on such date by sending by wire transfer the amount thereof in immediately available funds to the Partnership's account designated in Section 7.3(c).

          2.7 Prepayments. The Partnership may prepay Credit Advances at any time or from time to time, provided that the Partnership shall give the Agent notice of each such prepayment as provided in Section 2.14. Credit Advances

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prepaid pursuant to this Section 2.7 may be reborrowed in accordance with the terms and conditions of this Agreement.

          2.8 Repayment of Credit Advances. The Credit Advances shall mature on the Termination Date.

          2.9 Interest. (a) The Partnership shall pay to the Agent for the account of each Lender interest on the unpaid principal amount of each Credit Advance made by such Lender for the period commencing on the date of such Credit Advance to but excluding the date such Credit Advance is paid in full at a rate per annum equal to the Prime Rate.

     Notwithstanding the foregoing, the Partnership shall pay to the Agent for the account of each Lender interest at the applicable Post-Default Rate on any principal of any Credit Advance made by such Lender and on any other amount payable by the Partnership hereunder to or for the account of such Lender (but, if such amount is interest, only to the extent legally enforceable), which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full. Accrued interest on each Credit Advance shall be payable (i) on the last day of each calendar month during the term hereof and (ii) in any event, upon the payment or prepayment thereof, but only on the principal so paid or prepaid or converted; provided that interest payable at the Post-Default Rate shall be payable from time to time on demand of either Lender.

          (b) Nothing in this Agreement shall require the payment of any interest, expense or other charge by the Partnership which, when combined with all other interest, expenses and charges directly or indirectly paid by the Partnership or imposed by any party as a condition to the extension of credit,

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shall exceed the highest lawful rate permissible under any applicable law.  If, but for this provision, this Agreement would require any payment in excess of any such highest lawful rate, this Agreement shall automatically be considered amended so that all interest, charges, expenses and other payments required under this Agreement or so imposed, both individually and in the aggregate, shall be equal to, but no greater than, the highest lawful rate.

          2.10 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Partnership hereunder and under the Notes shall be made in Dollars and in immediately available funds to the Agent at a bank account designated from time to time by the Agent, not later than 10:00 A.M. Eastern time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Partnership shall, at the time of making each payment hereunder or under any Note, specify to the Agent the Credit Advances or other amounts payable by the Partnership hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment for the benefit of Lenders as it may elect in its sole discretion, but subject to the other terms and conditions of this Agreement). Each payment received by the Agent hereunder or under a Note for the account of any Lender shall be paid promptly to such Lender, in immediately available funds. If the due date of any payment hereunder or under any Note would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

          2.11 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Lenders under Section 2.1 hereof shall be

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made by the Lenders pro rata according to the Lenders' respective percentages of the Commitments and (b) each payment by the Partnership of principal of or interest on Credit Advances shall be made to the Agent for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of such Credit Advances held by the Lenders.

          2.12 Computations. Interest hereunder and under the Notes shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          2.13 Minimum and Maximum Amounts. Each borrowing and prepayment of principal of Credit Advances shall be in an aggregate principal amount equal to $50,000 or a larger multiple thereof; provided that (i) any borrowing of Credit Advances under the Commitments may be in the aggregate amount of the unused portion of the Commitments and (ii) any payment or prepayment in full of the Credit Advances may be in the aggregate outstanding principal amount thereof.

          2.14 Certain Notices. Notices to the Agent of borrowings and prepayments of Credit Advances and shall be effective only if received in writing by the Agent not later than 2:00 p.m. Eastern time at least five (5) Business Days prior to the date that is the date of the relevant borrowing and/or prepayment. Each such notice of borrowing shall specify the amount of the Credit Advances to be borrowed or prepaid and the date of borrowing or prepayment (which shall be a Business Day).

          2.15 The Agent. The Agent shall have all such rights and obligations as are set forth in the Agency Agreement and this Agreement.

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                                   ARTICLE 3
                         CONDITIONS OF CREDIT ADVANCES


          3.1 Closing Requirements. The obligation of the Lenders to make their initial Credit Advance hereunder is subject to the fulfillment of each of the following conditions precedent to the satisfaction of the Lenders:

          (a) Partnership Action. The Agent on behalf of the Lenders shall have received certified copies of all partnership action taken by the Partnership authorizing the execution, delivery and performance of this Agreement (including, without limitation, a certificate of the Partnership setting forth the special vote of the Management Committee of the Partnership authorizing the transactions contemplated hereby).

          (b) Incumbency. The Partnership shall have delivered to the Agent on behalf of the Lenders a certificate in respect of the name and signature of each of the Persons (i) who is authorized to sign and deliver this Agreement and the other Loan Documents on behalf of the Partnership and (ii) who will, until replaced by another Person or Persons duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Loan Documents. The Agent and each Lender may conclusively rely on such certificates until the Agent receives notice in writing from the Partnership to the contrary.

          (c) Notes. The Agent on behalf of the Lenders shall have received a Note for each Lender, duly completed and executed.

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          (d)  Counterparts.  The Agent shall have received duly executed counterparts of this Agreement, executed by the Partnership, each of the Lenders and the Agent.

          (e) Agency Agreement. The Agent and the Lenders shall all have executed and delivered the Agency Agreement.

          3.2 Conditions Precedent to Credit Advances. The obligation of the Lenders to make any Credit Advance (including the initial Credit Advance) is subject to the conditions precedent that on the date of such Credit Advance (and giving effect thereto):

          (a) The representations and warranties made in this Agreement shall continue to be correct in all material respects as of such date as if made on and as of such date except (i) as otherwise permitted or contemplated in this Agreement or (ii) as to which the Lenders have received written notice and as to which the Lenders have given their written consent; and

          (b)  No Default shall have occurred and be continuing.


                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders to execute this Agreement and to agree to make the Credit Advances, the Partnership hereby represents and warrants to the Lenders as follows:

          4.1  Corporate Existence.  The Partnership and each of its partners:

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          (i)  is duly organized, validly existing and in good standing under the laws of the state of its organization and is duly qualified and in good standing in each jurisdiction in which the failure to qualify would have a materially adverse effect upon the financial condition, business or properties of the Partnership; and

          (ii) has all requisite power and authority to conduct its business and to own its property, as now conducted or owned or as proposed to be conducted or owned.

          4.2 Performance of Loan Documents. The execution, delivery and performance by the Partnership of this Agreement and the Notes are within its powers, have been duly authorized by all necessary partnership and other action and do not and will not:

          (i) violate any provision of the Partnership Agreement, as amended to date;

          (ii) constitute or result in the Partnership, any of its partners or any of their respective Affiliates being in breach of or default under or conflict with any material statute or other law, or any material order, regulation or ruling of any court or other tribunal or of any governmental or administrative authority or agency of which the Partnership has knowledge, or any material provision of any material indenture, agreement, lease, instrument or other undertaking to which the Partnership or any of its partners or any of their respective Affiliates is a party or by which it or its property or assets may be bound or affected; or

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          (iii) result in the imposition of any Liens on any property or assets of the Partnership.

          4.3 Governmental Approval. (a) The Partnership and each of its partners possesses all consents, licenses, franchises and permits of governmental and administrative authorities and agencies as are necessary for the conduct of their respective businesses and the ownership of their respective properties and assets, as now conducted and owned or as proposed to be conducted and owned, except where the absence of same will have no material adverse effect on the ability of the Partnership to perform its obligations under any Loan Document.

          (B) No authorization, consent, exemption of or filing or registration with any court or other tribunal or any governmental or administrative authority or agency is or will be necessary to the valid execution, delivery or performance, in any material way, by the Partnership of any Loan Document.

          4.4 Binding Obligations. This Agreement constitutes, and each Note, when duly executed and delivered for value, will constitute legal, valid and binding obligations of the Partnership, enforceable against the Partnership in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, injunctive relief or other equitable remedies, to the discretion of the court before which any proceeding therefor may be brought.

          4.5  Subsidiaries.  The Partnership does not have any Subsidiaries.

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          4.6   Financial Statements. (a) The audited consolidated balance sheet of the Partnership as at the end of the Prior Fiscal Year, and the related audited statements of consolidated income and retained earnings and consolidated changes in cash flows, for the Prior Fiscal Year then ended, reported on by Arthur Andersen & Co. LLP, independent accountants (correct and complete copies of which have been furnished to the Lenders), fairly present the consolidated financial condition of the Partnership and the results of operations for the Prior Fiscal Year, all in accordance with GAAP.

          (b) The unaudited consolidated balance sheets of the Partnership as of August 3, 1996, and the related unaudited statements of consolidated income and retained earnings and changes in cash flows, for the six month period then ended (correct and complete copies which have been furnished to the Lenders), fairly present the consolidated financial condition of the Partnership as at such date and the results of consolidated operations for the six month period ended on such date, all in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes.

          (c) Except as described in Schedule 4.6(c), since August 3, 1996, there has been:

               (i) no change in the consolidated assets or liabilities of the Partnership, other than changes in the ordinary course of business, none of which has been, either singly or in the aggregate, materially adverse;

               (ii) no materially adverse depletion of cash (other than through the payment of long-term debt of the Partnership prior to the date hereof) or material decrease of working capital other than such as result from seasonal variations or other changes in the ordinary course of business;

               (iii) no material damage, destruction or loss (whether or not covered by insurance) adversely affecting a material portion of its property, assets or business;

               (iv) no material controversy with its employees or with any labor organization; or

               (v) no other occurrence or development whatsoever materially affecting adversely its business, operations or condition, financial or otherwise, or a material portion of its property or assets, other than seasonal variations in the ordinary course of business.

          4.7 Litigation. There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Partnership, threatened against or affecting the Partnership or any of its property or assets, by or before any court or other tribunal or any governmental or administrative authority or agency, which, if determined adversely to the Partnership would, singly or in the aggregate, have a material adverse effect on the financial condition, business or properties, of the Partnership or which calls into question the validity of any Loan Document.

          4.8 Regulations U and X. The Partnership is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal

Reserve System) and no part of the proceeds of any Credit Advance hereunder will be used to purchase or carry any such margin stock.

          4.9 Encumbrances. The Partnership has good and clear record and marketable title to all of its property and assets, and there are no Liens on any of such property or assets, except those permitted in Section 5.2(a).

          4.10 Defaults. The Partnership is not in violation of or default under any statute or other law or under any order, regulation or ruling of any court or other tribunal or any governmental or administrative authority or agency, or in any material respect under any indenture, agreement, lease, instrument or other undertaking to which the Partnership is a party or by which it or its property or assets may be bound or affected, which violation or default would have a material adverse effect on the financial condition, business or properties of the Partnership.

          4.11 Taxes. The Partnership has filed all material tax returns and reports (federal, state and local) required to be filed by it, and paid all material taxes, assessments and other governmental charges imposed upon it and its property and assets, other than (i) such as are presently payable without interest or penalty or (ii) such as are being contested in good faith by appropriate proceedings, and for which adequate reserves are being maintained in accordance with GAAP.

          4.12 Investment Company Act. Neither the Partnership nor either of its partners is an "investment company" or a company "controlled" by an investment company, within the meaning of the Investment Company Act of 1940, as amended.

          4.13 Information. The certificates, reports and other papers furnished by or on behalf of the Partnership to each Lender in connection with this Agreement, taken as a whole, do not contain any material misstatement of fact or fail to state a material fact necessary to make the statements contained therein not misleading.


                                   ARTICLE 5
                          COVENANTS OF THE PARTNERSHIP

          5.1 Affirmative Covenants. So long as any Credit Advance or any other Obligation shall remain unpaid, or any Commitment is outstanding, the Partnership will, unless the Lenders shall otherwise consent in writing:

     (a) Taxes - Accrue all tax liabilities according to GAAP, and pay and discharge all taxes, assessments and other governmental charges imposed upon the Partnership and its property and assets, prior to the date on which interest, penalties or liens accrue or attach in a material amount, and all other known material liabilities and obligations, when due (including, without limitation, all Obligations), provided that the Partnership shall not be required to pay any such tax, assessment, governmental charge or other liability (other than Obligations) which is being contested in good faith by appropriate proceedings, so long as adequate reserves therefor are maintained, and provided further that payments to trade creditors shall be deemed paid when due if made within such period of time as payments are made to trade creditors in the customary course of business of the Partnership unless the failure to make such payments to trade creditors within such period of time would have a material adverse effect on the financial condition, business or properties of the Partnership.

     (b) Insurance - Maintain insurance with responsible insurance companies, in such amounts and against such risks and to such extent as is usually carried by companies engaged in a similar business and owning similar property in the same general areas in which the Partnership conducts its business or owns its property and under similar circumstances; and furnish to the Lenders appropriate evidence of the maintenance of such insurance at such times as the Lenders may reasonably request.

     (c) Existence - Maintain its good standing in the state of its formation and qualify and remain qualified and in good standing in each other jurisdiction where the failure to qualify in such other jurisdiction would have a material adverse effect upon the financial condition, business or properties of the Partnership; and maintain in good standing all material consents, licenses, franchises and permits of public and private authorities as are necessary for the conduct of its business and the ownership of its property and assets.

     (d) Compliance with Law - Comply with the requirements of all statutes and other laws and all rules, regulations and orders of any court or other tribunal or governmental or administrative authority or agency applicable to the Partnership or its business, property or assets, the failure to comply with which would have a material adverse effect on the Partnership's financial condition, business or properties.

     (e) Maintenance of Property - Maintain all property which is necessary in the proper conduct of its business, in good working order and condition for such use, and make all necessary repairs thereto and replacements thereof, reasonable wear and tear excepted.

     (f) Maintenance of Books and Records - Maintain proper and accurate corporate, financial and other records and books of account.

     (g) Inspection - Upon reasonable notice and at all reasonable times during normal business hours, permit each of the Lenders and agents, accountants, auditors, attorneys and other representatives of each of the Lenders, to examine and make copies of and abstracts from its books of account, correspondence (other than correspondence with its attorneys that is subject to the attorney-client privilege or that is not permitted to be disclosed pursuant to a confidentiality agreement between the Partnership, on the one hand, and any other Person that is not an Affiliate of the Partnership, on the other) and other records, to examine its property and to discuss its financial and other affairs with any of its managers, and any accountants or auditors hired by it, it being understood that the Lenders will not divulge information obtained from such examination or received from the Partnership to other Persons, except as permitted by Article 12 of the Participation Agreement, or otherwise in connection with the proper administration of the Loan Documents, or filings under the securities laws of any jurisdiction, or as may be required to be disclosed by a Lender to any of its lending or financing sources.

     (h) Clean-Up Period - Have no unpaid Credit Advance or part thereof outstanding on the last day of any fiscal year of the Partnership and for at least thirty (30) consecutive days immediately following the last day of each fiscal year of the Partnership.

     (i) Further Assurances - From time to time, execute and deliver all such instruments and documents, and do or cause to be done all such acts and things, as the Lenders may reasonably request, more completely to assure to the Lenders their rights hereunder and to effectuate the intent of this Agreement.

          5.2 Negative Covenants. So long as any Credit Advance or any other Obligation remains unpaid, or any Commitment remains outstanding, the Partnership will not unless the Lenders shall otherwise consent in writing:

          (a) Liens - Create, incur, assume or suffer to exist, any Lien on or with respect to any of its property or assets, whether now owned or hereafter acquired, or income or profits therefrom, except the following:

          (i) Liens for taxes, assessments or other governmental charges which are being contested in good faith by appropriate proceedings, and for which adequate reserves are being maintained;

          (ii) Statutory Liens of carriers, warehousemen, mechanics, materialmen, repairmen and others arising in the ordinary course of business for sums not overdue, or which are being contested in good faith by appropriate proceedings;

          (iii) Liens incurred or deposits or pledges made in connection with worker's compensation, health or unemployment insurance, social security laws, or similar legislation or in connection with or to secure the payment or performance of bids, tenders, sale agreements, leases, trade agreements, statutory obligations or surety bonds, or other Liens incidental to the ordinary conduct of its respective business or the ownership of its respective property and assets, which are not incurred in connection with the borrowings of money; or judgment liens in proceedings which are being appealed and with respect to which there has been a stay of execution; provided that all of the foregoing do not in the aggregate materially adversely affect the value of its respective property or assets or impair the use thereof in the operation of its respective business;

          (iv) Landlord's Liens arising under real property leases, or Liens on property hereafter acquired (either in connection with purchase money mortgages, rental purchase agreements, including capital leases, or conditional sale or other title retention agreements), which are restricted to the property so acquired and do not secure Indebtedness exceeding the fair value (at the time of acquisition) thereof;

          (v)  Liens described on Schedule 5.2(a);

          (vi) Easements, rights of way, restrictions, minor defects, encroachments or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Partnership; and

        (vii)  Liens created pursuant to Section 4.3 of the Partnership
Agreement.

     (b) Indebtedness - Create, incur, assume or suffer to exist any Indebtedness, except the following:

          (i)       Indebtedness to the Lenders hereunder;

          (ii) Current liabilities and accrued expenses which are not incurred through the borrowing of money or the obtaining of credit except credit on an open account customarily extended and which are payable without interest within 30 days;

          (iii) Indebtedness described on Schedule 5.2(b), and extensions or renewals thereof provided that there is no increase in the unpaid principal amount thereof; and

          (iv) Indebtedness secured by Liens as described in Section 5.2(a)(iv); and

          (v) Indebtedness created pursuant to Section 4.3 of the Partnership Agreement.

     (c) Guarantees - Create or become or remain liable with respect to any Guarantee; provided that the Partnership may guaranty the payment of amounts due under corporate credit cards issued to the Partnership and any of its employees, provided such cards are only intended for use in respect of expenses incurred in the ordinary course of the Partnership's business.

     (d) Consolidation, Mergers or Acquisition - Be a party to any merger, consolidation or similar transaction or acquire the business of any Person except so long as no Default shall have occurred or be continuing hereunder at the time of such acquisition or after giving effect thereto, for Permitted Acquisitions (as defined below).

     For purposes of this Section 5.2(d), a "Permitted Acquisition" shall mean an acquisition of assets ancillary, incidental or necessary to the retail sale of apparel and related activities.

     (e) Sales of Assets - Sell, assign, lease to another or otherwise transfer, convey or dispose of any Relevant Assets (as hereinafter defined), the book value of which, when added to the book value of all other Relevant Assets sold, assigned, leased, transferred, conveyed or disposed of during any fiscal year of the Partnership equals or exceeds $100,000 other than in a cash distribution solely to the partners of the Partnership which is not a Restricted Payment. The term "Relevant Asset" shall mean any asset of the Partnership other than inventory, and obsolete or worn-out property and equipment, disposed of in the ordinary course of business for fair value.

     (f) Investments - Organize or acquire an interest in any corporation or other entity, or make any loan or advance to any person, or purchase or otherwise acquire, the capital stock or a substantial portion of the assets or obligations of, or any interest in, any Person (an "Investment"), except for the following:

          (i) advances to employees or officers, with respect to reimbursable expenses incurred in the ordinary course of business;

          (ii) acquisition of property, subject to other limitations set forth in this Agreement, to be used in the ordinary course of its respective business;

          (iii)     Eligible Investments;

          (iv) advances to vendors or suppliers, for the purpose of obtaining services or supplies, in the ordinary course of business; or

          (v) advances to contractors for the construction or renovation of stores, buildings or improvements for use in the business of the Partnership.

     (g) Line of Business - Fail to continue to carry on substantially the same business as carried on during the Prior Fiscal Year, and engage in no business other than such business and activities that are ancillary, incidental or necessary thereto; provided, however, that the foregoing shall not prohibit the expansion of the Partnership's business so long as the Partnership is still engaged solely in the retail sale of apparel and other activities, ancillary, incidental or necessary thereto.

     (h) Restricted Payments - Declare or make any Restricted Payment if at the time of such declaration or payment, or after giving effect thereto, a Default or Event of Default shall have occurred and be continuing.

     (i) Administrative Services Agreement - Terminate or make a material amendment to the Administrative Services Agreement or elect either to obtain material services described therein from a Person other than Designs or to perform any such material services with Partnership personnel.

          5.3 Reporting Requirements. (a) In the event that Designs is not providing all accounting services needed by the Partnership under the Administrative Services Agreement, then so long as any Credit Advance or any other Obligation shall remain unpaid or any Commitment remains outstanding, the Partnership will, unless the Lenders shall otherwise consent in writing, furnish to the Lenders the information described in Schedule 5.3.

          (b) So long as any Credit Advance or any other Obligation shall remain unpaid or any Commitment remains outstanding, the Partnership will, unless the Lenders shall otherwise consent in writing, furnish to the Lenders:

               (i) promptly after the General Manager of the Partnership has knowledge of the occurrence of a Default which is then continuing, a certificate of the General Manager of the Partnership setting forth the details thereof and the action which the Partnership has taken or proposes to take with respect thereto; and

               (ii) with reasonable promptness, such other information respecting the Partnership as the Lenders may from time to time reasonably request, it being understood that neither Lender will divulge any such information obtained from the Partnership except as otherwise permitted by Article 12 of the Participation Agreement or otherwise in connection with the proper administration and the enforcement of the Loan Documents or filings under the securities laws of any jurisdiction.

                                   ARTICLE 6
                                    DEFAULTS

          6.1 Events of Default. The occurrence of any one of the following events, where applicable, of, by or against the Partnership or any partner of the Partnership, shall constitute an Event of Default under this Agreement:

     (a) Failure to make any payment of principal of or interest on any Credit Advance, or any other amount payable hereunder within five (5) Business Days after the same is due (whether by demand, on the Termination Date or otherwise).

     (b) Any representation, warranty or statement made by the Partnership in or in connection with this Agreement, any Credit Advance or any other

Obligation shall prove to have been incorrect or false in any material respect when made or furnished.

     (c) Failure to perform or observe any covenant contained in Section 5.1(h), Section 5.2 or Section 5.3 hereof.

     (d) Failure to perform or observe any material covenant or condition (other than as provided in paragraphs (a), (b) or (c) above) contained in any of the Loan Documents, which failure shall continue for more than 30 days after the Partnership knew or should have known of such default.

     (e) Failure of the Partnership or any partner thereof to make any payment in respect of Indebtedness (other than Credit Advances) in the aggregate principal amount of more than $100,000 when due or within any applicable grace period.

     (f) Any event or condition occurs that results in the acceleration of the maturity of any Indebtedness (other than Credit Advances) of the Partnership or any partner thereof in the aggregate principal amount of more than $100,000 or that enables (or, with the giving of notice or passage of time would enable) a holder of such Indebtedness, or any Person acting on behalf of such holder, to accelerate the maturity thereof.

     (g) Termination of existence of the Partnership or any partner thereof; suspension or discontinuance of their respective businesses; or insolvency of the Partnership or any partner thereof or inability of the Partnership or any partner thereof to pay their respective debts as they mature.

     (h) Breach by any Person of any provision of Article 7 of the Participation Agreement.

     (i) Transfer of any part of a Partnership Interest in the Partnership or any assets of the Partnership pursuant, in either case, to any of Articles 13 through 17 of the Partnership Agreement.

     (j) Making of a general assignment for the benefit of creditors or of a composition or similar arrangement with creditors; conveyance of all or a substantial part of its property or assets to a trust mortgagee or liquidating agent; or appointment, in a voluntary proceeding, of a receiver, trustee or similar judicial officer or agent, to take charge of or liquidate all or a substantial part of the respective property or assets of the Partnership or any partner thereof.

     (k) Appointment of such a receiver, trustee or similar judicial officer or agent, in any involuntary proceeding, or action by any court to take jurisdiction of all or a substantial part of the property of the Partnership or any partner thereof.

     (l) Commencement of any voluntary proceeding under any provision of Title 11 of the United States Code, as now or hereafter amended, or any other proceeding, under any state or federal law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, or otherwise to the relief of debtors or the readjustment of indebtedness; or commencement of any such proceeding against the Partnership or any partner thereof, unless the Partnership or such partner is diligently contesting the same by appropriate action, or if, despite such contest, such proceeding is not dismissed within a period of 90 days.

     (m) Attachment, levy or seizure of or on any material asset or assets of the Partnership or any partner thereof, which is not released within 30 days.

     (n) Entry of a final uninsured judgment which, singly or with any other outstanding final uninsured judgments, against the Partnership or any partner thereof, exceeds an aggregate amount of $100,000 if such judgment is not discharged or execution thereof stayed pending appeal within 60 days, or if, within 60 days after the expiration of any such stay, it is not discharged or satisfied.

     (o) Substantial loss, theft, damage or destruction to or of any substantial portion of the Partnership's property (unless covered by insurance); or occurrence of any change in the Partnership's, condition or affairs, financial or otherwise, which would have a material adverse effect on the ability of the Partnership to perform the requirements of this Agreement or the Notes.

     (p) The Partnership shall fail to pay aggregate monthly rent of at least $35,000 when due, or within any applicable grace period, under leases for any stores that the Partnership has not intentionally closed, or any other event or condition occurs that permits (or, with the giving of notice or the passage of time would permit) leases for stores that the Partnership has not intentionally closed, with aggregate monthly rents of at least $35,000, to be terminated prior to the stated termination date thereof.

          6.2 Rights and Remedies on Default. Upon the occurrence of any Event of Default, and at any time thereafter, unless the same is previously cured, the Agent, acting with the consent of Designs, may:

          (i) declare the unused portion of the Commitments terminated, whereupon the same and the obligation of the Lenders to make Credit Advances shall be thereupon terminated;

          (ii) declare the entire unpaid principal amount of all Credit Advances then outstanding, all interest accrued and unpaid thereon and all other amounts payable under this Agreement, and all other Obligations of the Partnership, to be forthwith due and payable, whereupon the same shall become forthwith due and payable and the Commitment shall be terminated, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Partnership; and

          (iii) exercise all rights and remedies hereunder, under the Notes and under any other Loan Documents and all other rights and remedies which the Lenders may have under applicable law.

LOS may not invoke any of such remedies without the consent of Designs.

                                   ARTICLE 7
                                 MISCELLANEOUS

          7.1 Waivers; Remedies. The Partnership waives notice of all action by the Lenders in reliance hereon, but not any notice which is expressly required by any provision of this Agreement to be given to the Partnership by any Lender. No failure or delay by the Lenders in exercising any right or remedy hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. No amendment, modification, termination, consent or waiver of any provision of this Agreement or of any other Loan Document shall in any event be effective unless the same shall be set forth in a writing signed by the Lenders and the Partnership, and then only to the extent specifically set forth therein. In the event the Partnership requests that the Lenders give their consent, grant any waiver or enter into any amendment to this Agreement in accordance with the terms of this Agreement, and LOS fails to respond to such request within ten (10) Business Days after receipt of a written request from the Partnership for such consent, waiver or amendment, the Agent may (but shall be under no obligation) with the consent of Designs, give such consent, grant such waiver or enter into such amendment without the consent of LOS. The rights and remedies of the Lenders hereunder and under the other Loan Documents are cumulative and not exclusive of any other rights and remedies under other agreements of the Partnership with any Lender or under applicable law, and all such rights and remedies may be exercised singly or concurrently.

          7.2 Action by Lenders. No notice to or demand upon the Partnership in any instance, shall entitle the Partnership to any other or further notice or demand under similar or other circumstances, unless expressly required by this Agreement, any other Loan Document or applicable law. Each of the Lenders shall be entitled to rely upon any instrument or communication in any form believed by it to be genuine and to have been signed or sent by a proper Person. No Lender shall be liable for any action taken or omitted to be taken by it hereunder or under any other Loan Document, except for its own manifest error, gross negligence or willful misconduct.

          7.3 Notices. (a) All notices, demands and other communications between any of parties hereunder to the other shall be deemed effective (except for Credit Requests, which shall be effective when received by the Agent) when delivered by hand or sent by first class mail or by facsimile transmission, and addressed to the other party as set forth below:

          If to the Partnership:

                The Designs/OLS Partnership
                c/o Designs, Inc.
                66 B Street
                Needham, Massachusetts 02194
                Attention:  General Manager

or to such other address of which notice is given in the same manner.

     If to the Lenders:

               Designs, Inc.
               66 B Street
               Needham, Massachusetts 02194
               Attention:  President
               Telecopier:  (617) 449-8666

     with a copy to

               Scott N. Semel, Esq.
               Executive Vice President and General Counsel
               Designs, Inc.
               66 B Street
               Needham, Massachusetts 02194
               Telecopier:  (617) 449-8666

     and

               Levi's Only Stores, Inc.
               116 East Chestnut Street
               Columbus, Ohio 43215
               Attention:  President
               Telecopier:  (614) 228-5769
     with a copy to

               Levi Strauss & Co.
               Levi's Plaza
               1155 Battery Street
               San Francisco, California 94111
               Attention:  General Counsel/LOS
               Telecopier:  (415) 544-7650

or to such other address as either Lender may designate by notice in writing to the Partnership with a copy of such notice to the other Lender and the Agent; provided, however, that the failure of the Partnership to deliver a copy of any notice to Mr. Semel or Levi Strauss & Co. shall not constitute a failure to send notice to the Lenders.

     (b) Credit Requests from the Partnership to the Agent shall be delivered in accordance with Section 2.6 and notices to the Agent shall be addressed to the Agent at:

               Designs, Inc.
               66 B Street
               Needham, Massachusetts 02194
               Attention:  Treasurer
               Telecopier:  (617) 449-8666

or to such other address as the Agent may designate in writing to the other parties hereto.

     (c) The proceeds of all Credit Advances made hereunder shall be delivered to the following account of the Partnership with BayBank, N.A. (unless otherwise agreed in writing by the parties hereto):

               BayBank, N.A.
               175 Federal Street
               Boston, Massachusetts 02110
               ABA #011 001742
               For credit to Account No. 0038652079
               Attention: Gisela A. LoPiano, Vice President
               Telephone:  (617) 564-4155
               Telecopier: (617) 564-4127

          7.4 Costs and Expenses. The Partnership shall pay to the Lenders, on request by the Agent:

    (i) all reasonable costs and expenses paid or incurred by the Lenders in connection with the preparation of this Agreement and the other Loan Documents, and any amendment thereof, including, without limitation, the reasonable fees and disbursements of Foley, Hoag & Eliot, special counsel for Designs, with respect thereto; and

     (ii) the reasonable fees and disbursements of such counsel or other legal counsel, independent public accountants and other experts retained by the Lenders in connection with the collection or enforcement of any Loan Documents and any collateral or security therefor, and the defense by the Lenders of any claims asserted against any of them with respect thereto, whether or not, in any instance, litigation is commenced.

          7.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same Agreement.

          7.6 Effective Date; Assignment. This Agreement shall become effective when executed by the Partnership, the Lenders and the Agent and thereafter shall be binding upon and inure to the benefit of the Partnership and the Lenders and their respective successors and assigns, except that (a) the Partnership may not assign its rights hereunder or any interest herein without the prior written consent of each of the Lenders, and (b) neither Lender may assign its rights hereunder or any interest herein without the prior written consent of the Partnership and the other Lender (each of which consents shall not be unreasonably withheld or delayed).

          7.7 Survival of Covenants. All of the covenants, representations and warranties made herein shall survive the execution and delivery of this Agreement and the making and repayment of any and all Credit Advances. All covenants, representations and warranties contained in any of the other Loan Documents, and in any certificate, statement, report or other document delivered by or on behalf of the Partnership as provided herein, or otherwise, in connection with the transactions contemplated hereby, shall be deemed to have been made in this Agreement as of the date of such certificate, statement, report or other document.

          7.8 Governing Law. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

          7.9 Waiver of Jury Trial. EXCEPT TO THE EXTENT PROHIBITED BY LAW WHICH CANNOT BE WAIVED, EACH OF THE LENDERS, THE AGENT AND THE PARTNERSHIP HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR

PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP BEING ESTABLISHED HEREBY, WHETHER ARISING UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND INCLUDING, WITHOUT LIMITATION, ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS SECTION OR THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

          7.10 Attachments. All Exhibits and Schedules hereto are hereby incorporated into and made a part of this Agreement.

          7.11 Severability. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provision which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable.

     IN WITNESS WHEREOF, the Partnership, the Lenders and Designs, as Agent, have caused this Credit Agreement to be executed and delivered as a sealed instrument by their duly authorized representatives, all as of the date first written above.

                              THE DESIGNS/OLS PARTNERSHIP
                              By:  Designs JV Corp.,
                                   a General Partner



                              By:  /s/ Joel H. Reichman
                                  _________________________
                                  Its President

                              By:  LDJV Inc., a General Partner



                              By:  /s/ Edward T. Murphy
                                  _________________________
                                  Its President

                              DESIGNS, INC.



                              By:  /s/ Joel H. Reichman
                                  _________________________
                                  Its President



                              LEVI'S ONLY STORES, INC.



                              By:  /s/ Edward T. Murphy
                                  _________________________
                                  Its President


                              DESIGNS, INC., as Agent
                                for the Lenders



                              By:  /s/ Joel H. Reichman
                                  _________________________
                                  Its President